                     AGREEMENT REGARDING REPURCHASE OF STOCK

     This Agreement is made effective as of February 25, 1998, by and among BrightStar Information Technology Group, Inc., a Delaware corporation ("BrightStar"), George M. Siegel, Marshall G. Webb, Thomas A. Hudgins, Daniel M. Cofall, Mark D. Diggs, Michael A. Sooley, Michael B. Miller, and Tarrant Hancock (the "Shareholders");

     WHEREAS, pursuant to that certain Agreement and Plan of Exchange, dated as of December 15, 1997 (the "Exchange Agreement"), entered into by and among BrightStar, BIT Group Services, Inc., a Delaware corporation ("BITG"), BIT Investors, LLC, a Texas limited liability company ("BITI"), and the holders of the outstanding capital stock of BITG, all of the Shareholders except Michael B. Miller will acquire shares (the "Management Shares") of common stock of BrightStar, par value $.001 per share (the "BrightStar Common Stock"); and

     WHEREAS, pursuant to Section 3.1 of the Exchange Agreement, Marshall G. Webb, Thomas A. Hudgins, Daniel M. Cofall and Michael A. Sooley have previously agreed to execute and deliver a stock repurchase agreement granting BrightStar the option to repurchase their respective Management Shares;

     WHEREAS, pursuant to Section 1.2 of the Exchange Agreement, George M. Siegel, Mark D. Diggs and Tarrant Hancock are entitled to receive the Exchange Consideration, which is an amount of shares of BrightStar Common Stock which may be up to the following number of shares: George M. Siegel--42,900 shares, Mark
D. Diggs--20,000 shares, Tarrant Hancock--33,900 shares;

     WHEREAS, upon the successful completion of BrightStar's initial public offering of BrightStar Common Stock (the "IPO") and the dissolution of BITI, it is anticipated that the following Shareholders (the "Class B Holders") will receive the indicated number of shares of BrightStar Common Stock upon the liquidation of the Class B Units of BITI, based on the current estimated IPO price of the BrightStar Common Stock, although the actual number of such shares (the "Class B Shares") may vary substantially:


                  NAME                          NO. OF SHARES
                  ----                          -------------
            George M. Siegel                       15,909

            Marshall G. Webb                       15,909

           Thomas A. Hudgins                       15,909

            Daniel M. Cofall                       15,909

             Mark D. Diggs                         12,727

           Michael B. Miller                        3,182

     NOW THEREFORE, in consideration of the mutual promises, covenants and obligations contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

     1. Share Repurchase Agreements. The Shareholders hereby agree to execute and deliver a stock repurchase agreement on or before the Closing Date (defined below) in the form attached hereto as Exhibit A (the "Stock Repurchase Agreements") granting BrightStar the option to repurchase, under certain terms and conditions provided in the Stock Repurchase Agreements, the number of shares of BrightStar Common Stock set forth in Section 2 hereof, and shares of Restricted Common Stock, if any received by the Shareholders pursuant to the Restricted Stock Exchange as set forth in Section 2.1 of the Exchange Agreement.

     2. Shares Subject to Repurchase.

     2.1 Management Shares. All shares of BrightStar Common Stock included in the Exchange Consideration received by George M. Siegel, Mark D. Diggs and Tarrant Hancock shall be subject to repurchase by BrightStar pursuant to the terms of the Stock Repurchase Agreement.

     2.2 Class B Shares. All of the Class B Shares, if any, received by the Class B Holders shall be subject to repurchase by BrightStar pursuant to the terms of the Stock Repurchase Agreements.

     3. Closing Date. For purposes hereof, the Closing Date shall mean the date that BrightStar receives funds in consideration for the sale of its securities in its initial public offering.

                         [SIGNATURES ON FOLLOWING PAGE]

     IN WITNESS WHEREOF, this Agreement has been duly executed and delivered on the date first hereinabove written.

                                            BRIGHTSTAR INFORMATION
                                            TECHNOLOGY GROUP, INC.


                                            By:
                                                     --------------------------
                                            Name:
                                                     --------------------------
                                            Title:
                                                     --------------------------

                                            --------------------------------
                                            George M. Siegel


                                            --------------------------------
                                            Marshall G. Webb


                                            --------------------------------
                                            Thomas A. Hudgins


                                            --------------------------------
                                            Daniel M. Cofall


                                            --------------------------------
                                            Mark D. Diggs


                                            --------------------------------
                                            Michael A. Sooley


                                            --------------------------------
                                            Michael B. Miller


                                            --------------------------------
                                            Tarrant Hancock